SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2003

Post Properties, Inc.
Post Apartment Homes, L.P.
(Exact name of registrant as specified in its charter)

Georgia
Georgia
(State or other jurisdiction of incorporation)

1-12080
0-28226
(Commission File Number)

58-1550675
58-2053632
(IRS Employer Identification Number)

4401 Northside Parkway, Suite 800, Atlanta, Georgia 30327
(Address of principal executive offices)

Registrant’s telephone number, including area code (404) 846-5000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

Exhibit
Number	Description

99.1	Investor Presentation

Item 12. Disclosure of Financial Results and Financial Condition.

     On April 29, 2003, Post Properties, Inc. (the “Company” and together with Post Apartment Homes, L.P., the “Registrants”) filed an Investor Presentation as additional definitive proxy materials with the Securities and Exchange Commission that the Company is using to solicit proxies for the 2003 Annual Meeting of Shareholders of the Company. The Investor Presentation contains information about the Registrants’ financial condition or results of operations for prior annual and quarterly periods. A copy of the Investor Presentation is attached hereto as Exhibit 99.1.

     The Company uses certain non-GAAP financial measures in the Investor Presentation. The Registrants believe that these measures are helpful to investors in measuring its performance and comparing such performance to other real estate investment trusts (“REITs”). A description of these measures and the reasons why the Registrants believe such measures are useful are set forth below.

     The year-to-year percentage change in Same Property Net Operating Income for the Atlanta and Dallas markets presented on page 5 of the Investor Presentation is a non-GAAP financial measure. The Registrants believe that Net Operating Income is an important supplemental measure of operating performance for a REIT’s operating real estate because it provides a measure of the core operations, rather than factoring in depreciation and amortization, financing costs and general and administrative expenses; this measure is particularly useful in the opinion of the Registrants in evaluating the performance of geographic operations, same property groupings and individual properties. Additionally, the Registrants believe that Net Operating Income, as defined, is a widely accepted measure of comparative operating performance in the real estate investment community.

     The Same-Property Unit Maintenance, Landscaping and Capital Expenditures numbers presented on page 8 of the Investor Presentation are non-GAAP financial measures. In Table 2 on page 36 of the Investor Presentation the Company refers to Maintenance as “Repairs and maintenance, including payroll,” and refers to Landscaping as “ Landscape maintenance, including payroll.” In Table 3 on page 37 of the Investor Presentation, the Company refers to Capital Expenditures as “ Property recurring and non-recurring capital expenditures.” The Registrants believe that Same Property expense measures such as Repairs and Maintenance, including payroll, Landscape Maintenance, including payroll, and Same Property Recurring and Non-Recurring Capital Expenditures are important indicators of the costs incurred by the Registrants in maintaining Same Property communities. The corresponding GAAP measures include information with respect to the Registrants’ other operating segments consisting of communities stabilized in the prior year, lease-up communities, and sold communities in addition to Same Property information. Therefore, the Registrants believe that a non-GAAP presentation of certain expense items and the Registrants’ capital expenditures is necessary to demonstrate Same Property maintenance costs over time.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: April 30, 2003.

POST PROPERTIES, INC.

By:	/s/ David P. Stockert

David P. Stockert President and Chief Executive Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: April 30, 2003.

POST APARTMENT HOMES, L.P.

By:	POST GP HOLDINGS, INC., as General Partner

By:	/s/ David P. Stockert

David P. Stockert President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number and Description

99.1	Investor Presentation